EXHIBIT 21.1

MIDAMERICAN ENERGY HOLDINGS COMPANY
SUBSIDIARIES AND JOINT VENTURES

Pursuant to Item 601(b)(21)(ii) of Regulation S-K, we have omitted dormant subsidiaries (all of which, when considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of the end of our last fiscal year).

MidAmerican Funding, LLC	Iowa
MHC Inc.	Iowa
MidAmerican Energy Company	Iowa
CBEC Railway Inc.	Iowa
InterCoast Capital Company	Delaware
Cimmred Leasing Company	South Dakota
IWG Co. 8	Delaware
MHC Investment Company	South Dakota
MWR Capital Inc.	South Dakota
Midwest Capital Group, Inc.	Iowa
Dakota Dunes Development Company	Iowa
Two Rivers Inc.	South Dakota
MidAmerican Services Company	Iowa
MEC Construction Services Co.	Iowa
CE Electric UK Funding Company	England
CalEnergy Gas (Holdings) Limited	England
CalEnergy Gas Limited	England
CalEnergy Gas (Australia) Limited	England
CalEnergy Resources Limited	England
CalEnergy Resources (Poland) sp.z.o.o.	Poland
CE Electric (Ireland) Limited	Republic of Ireland
CE Electric UK Holdings	England
CE Electric UK Limited	England
CE UK Gas Holdings Limited	England
DCUSA Limited	England
ElectraLink Limited	England
Electricity Pensions Trustee Limited	England
ESN Holdings Limited	England
Gemserv Limited	England
Integrated Utility Services Limited	England
Integrated Utility Services Limited	Republic of Ireland
Kings Road Developments Limited	England
MRA Service Company Limited	England
Northern Electric plc	England
Northern Electric Distribution Limited	England
Northern Electric Finance plc	England
Northern Electric & Gas Limited	England
Northern Electric GenCo	England
Northern Electric Generation (Peaking) Limited	England
Northern Electric Properties Limited	England
Northern Electric Retail Limited	England
Northern Transport Finance Limited	England
Selectusonline Limited	England
Vehicle Lease and Service Limited	England
Yorkshire Cayman Holding Limited	Cayman Islands
Yorkshire Electricity Distribution plc	England
Yorkshire Electricity Group plc	England
Yorkshire Holdings plc	England
Yorkshire Power Finance Limited	Cayman Islands
Yorkshire Power Group Limited	England
HomeServices of America, Inc.	Delaware
Allerton Capital, Ltd.	Iowa
Arizona Home Services, LLC	Arizona
Caldwell Mill, LLP	Alabama
California Title Company	California
Capitol Intermediary Company	Nebraska
Capitol Land Exchange, Inc.	Nebraska
Capitol Title Company	Nebraska
CBSHOME Real Estate Company	Nebraska
CBSHOME Real Estate of Iowa, Inc.	Delaware
CBSHOME Relocation Services, Inc.	Nebraska
Champion Realty, Inc.	Maryland
Chancellor Title Services, Inc.	Maryland
Columbia Title of Florida, Inc.	Florida
Cornerstone Title Company, L.L.C.	Georgia
Edina Financial Services, Inc.	Minnesota
Edina Realty, Inc.	Minnesota
Edina Realty Referral Network, Inc.	Minnesota
Edina Realty Relocation, Inc.	Minnesota
Edina Realty Title, Inc.	Minnesota
Esslinger-Wooten-Maxwell, Inc.	Florida
E-W-M Referral Services, Inc.	Florida
FFR, Inc.	Iowa
First Realty, Ltd.	Iowa
First Reserve Insurance, Inc.	Florida
FMLC Mortgage, LLC	Delaware
For Rent, Inc.	Arizona
Heritage Title Services, LLC	Georgia
HMSV Financial Services, Inc.	Delaware
HN Heritage Title Holdings, LLC	Georgia
HN Insurance Holdings, LLC	Georgia
HN Insurance Services, LLC	Georgia
HN Mortgage, LLC	Georgia
HN Real Estate Group, L.L.C.	Georgia
HN Real Estate Group, N.C., Inc.	North Carolina
HN Referral Corporation	Georgia
Home Services Referral Network, LLC	Indiana
HomeServices Financial, LLC	Delaware
HomeServices Financial Holdings, Inc.	Delaware
HomeServices Financial-Iowa, LLC	Delaware
HomeServices Lending, LLC	Delaware
HomeServices Insurance, Inc.	Nebraska
HomeServices of Alabama, Inc.	Delaware
HomeServices of California, Inc.	Delaware
HomeServices of Florida, Inc.	Florida
HomeServices of Iowa, Inc.	Delaware
HomeServices of Kentucky, Inc.	Kentucky
HomeServices of Kentucky Real Estate Academy, LLC	Kentucky
HomeServices of Nebraska, Inc.	Delaware
HomeServices of Nevada, Inc.	Delaware
HomeServices of the Carolinas, Inc.	Delaware
HomeServices Relocation, LLC	Delaware
HSR Equity Funding, Inc.	Delaware
Huff Commercial Group, LLC	Kentucky
Huff-Drees Realty, Inc.	Ohio
IMO Co., Inc.	Missouri
Iowa Realty Co., Inc.	Iowa
Iowa Realty Insurance Agency, Inc.	Iowa
Iowa Title Company	Iowa
Iowa Title Linn County II, LLC	Iowa
JBRC, Inc.	Kentucky
J.D. Reece Mortgage Company	Kansas
J.P. & A. Inc.	Georgia
Jenny Pruitt & Associates, Inc.	Georgia
Jenny Pruitt Insurance Services, LLC	Georgia
Jim Huff Realty, Inc.	Kentucky
JRHBW Realty, Inc.	Alabama
J. S. White & Associates, Inc.	Alabama
Kansas City Title, Inc.	Kansas
Kentucky Residential Referral Services, LLC	Kentucky
Larabee School of Real Estate and Insurance, Inc.	Nebraska
Limestone Springs Holdings, LLC	California
Lincoln Title Company, LLC	Nebraska
Long Title Agency, LLC	Arizona
Meridian Title Services, LLC	Georgia
Mid-America Referral Network, Inc.	Kansas
MidAmerican Commercial Real Estate Services, Inc.	Kansas
Midland Escrow Services, Inc.	Iowa
MortgageSouth, LLC	Alabama
Nebraska Land Title and Abstract Company	Nebraska
Pickford Escrow Company, Inc.	California
Pickford Golden State Member, LLC	California
Pickford Holdings LLC	California
Pickford North County LP	California
Pickford Real Estate, Inc.	California
Pickford Realty, Ltd.	California
Pickford Services Company	California
Plaza Financial Services, LLC	Kansas
Plaza Mortgage Services, LLC	Kansas
Preferred Carolinas Realty, Inc.	North Carolina
Preferred Carolinas Title Agency, LLC	North Carolina
Professional Referral Organization, Inc.	Maryland
Real Estate Links, LLC	Illinois
Real Estate Referral Network, Inc.	Nebraska
Reece & Nichols Alliance, Inc.	Kansas
Reece & Nichols Realtors, Inc.	Kansas
Referral Company of North Carolina, Inc.	North Carolina
RHL Referral Company, LLC	Arizona
Roberts Brothers, Inc.	Alabama
Roy H. Long Realty Co., Inc.	Arizona
San Diego PCRE, Inc.	California
Semonin Realtors, Inc.	Delaware
Southwest Relocation, LLC	Arizona
The Escrow Firm, Inc.	California
The Referral Company	Iowa
TITLE INFO NOW, LLC	Minnesota
TitleSouth, LLC	Alabama
Township Title Services, LLC	Georgia
Traditions Title Agency, LLC	Ohio
Trinity Mortgage Partners, Inc.	Georgia
United Settlement Services, LC	Iowa
York Simpson Underwood, LLC	North Carolina
CE Generation, LLC	Delaware
CalEnergy Operating Corporation	Delaware
California Energy Development Corporation	Delaware
California Energy Yuma Corporation	Utah
CE Salton Sea Inc.	Delaware
CE Texas Power, LLC	Delaware
CE Texas Resources, LLC	Delaware
CE Turbo LLC	Delaware
Conejo Energy Company	California
Del Ranch, L. P.	California
Desert Valley Company	California
Elmore, L.P.	California
Falcon Power Operating Company	Texas
CE Gen Oil Company	Texas
CE Gen Pipeline Corporation	Texas
CE Gen Power Corporation	Texas
Fish Lake Power LLC	Delaware
FSRI Holdings, Inc	Texas
Imperial Magma LLC	Delaware
Leathers, L.P.	California
Magma Land Company I	Nevada
Magma Power Company	Nevada
Niguel Energy Company	California
North Country Gas Pipeline Corporation	New York
Power Resources, Ltd.	Texas
Salton Sea Brine Processing L. P.	California
Salton Sea Funding Corporation	Delaware
Salton Sea Power Company	Nevada
Salton Sea Power Generation L. P.	California
Salton Sea Power L.L.C.	Delaware
Salton Sea Royalty LLC	Delaware
San Felipe Energy Company	California
Saranac Energy Company, Inc.	Delaware
Saranac Power Partners, LP	Delaware
SECI Holdings, Inc.	Delaware
VPC Geothermal LLC	Delaware
Vulcan Power Company	Nevada
Vulcan/BN Geothermal Power Company	Nevada
Yuma Cogeneration Associates	Arizona
BG Energy Holding LLC	Delaware
BG Energy LLC	Delaware
CalEnergy Capital Trust II	Delaware
CalEnergy Capital Trust III	Delaware
CalEnergy Generation Operating Company	Delaware
CalEnergy Holdings, Inc.	Delaware
CalEnergy International Ltd.	Bermuda
CalEnergy International Services, Inc.	Delaware
CalEnergy Investments C.V.	Netherlands
CalEnergy Minerals Development LLC	Delaware
CalEnergy Minerals, LLC	Delaware
CalEnergy Pacific Holdings Corp.	Delaware
CalEnergy U.K. Inc.	Delaware
CE Casecnan Ltd.	Bermuda
CE Casecnan II, Inc.	Philippines
CE Casecnan Water and Energy Company, Inc.	Philippines
CE Cebu Geothermal Power Company, Inc.	Philippines
CE Electric (NY), Inc.	Delaware
CE Electric, Inc.	Delaware
CE Exploration Company	Delaware
CE Geothermal, Inc.	Delaware
CE Insurance Services Limited	Isle of Man
CE International Investments, Inc.	Delaware
CE Luzon Geothermal Power Company, Inc.	Philippines
CE Mahanagdong II, Inc.	Philippines
CE Mahanagdong Ltd.	Bermuda
CE Obsidian Energy LLC	Delaware
CE Obsidian Holding, LLC	Delaware
CE Philippines II, Inc.	Philippines
CE Philippines Ltd.	Bermuda
CE Power, Inc.	Delaware
Cordova Energy Company, LLC	Delaware
Cordova Funding Corporation	Delaware
Kern River Funding Corporation	Delaware
Kern River Gas Transmission Company	Texas
KR Acquisition 1, LLC	Delaware
KR Acquisition 2, LLC	Delaware
KR Holding, LLC	Delaware
M & M Ranch Acquisition Company, LLC	Delaware
M & M Ranch Holding Company, LLC	Delaware
Magma Netherlands B.V.	Netherlands
MEHC Investment, Inc.	South Dakota
MidAmerican Capital Trust I	Delaware
MidAmerican Capital Trust II	Delaware
MidAmerican Capital Trust III	Delaware
MidAmerican Nuclear Energy Company, LLC	Delaware
MidAmerican Nuclear Energy Holdings Company, LLC	Delaware
MEHC Insurance Services Ltd.	Vermont
MEHC America Transco, LLC	Delaware
MEHC Texas Transco, LLC	Delaware
Electric Transmission America, LLC	Delaware
Electric Transmission Texas, LLC	Delaware
MidAmerican Energy Machining Services LLC	Delaware
NNGC Acquisition, LLC	Delaware
Northern Natural Gas Company	Delaware
Beckham Pipeline, LLC	Delaware
PPW Holdings LLC	Delaware
PacifiCorp	Oregon
Energy West Mining Company	Utah
PacifiCorp Investment Management, Inc.	Oregon
Glenrock Coal Company	Wyoming
Interwest Mining Company	Oregon
Pacific Minerals, Inc.	Wyoming
PacifiCorp Environmental Remediation Company	Delaware
PacifiCorp Future Generations, Inc.	Oregon
Canopy Botanicals, Inc.	Delaware
Trapper Mining Inc.	Delaware
Quad Cities Energy Company	Iowa
Salton Sea Minerals Corp.	Delaware
S.W. Hydro, Inc.	Delaware
Tongonan Power Investment, Inc.	Philippines
Visayas Geothermal Power Company	Philippines
Wailuku Holding Company, LLC	Delaware
Wailuku River Hydroelectric Power Company	Hawaii
Wailuku River Hydroelectric Limited Partnership	Hawaii